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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 28, 2001



                       SECURITY CAPITAL GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


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                               1-13355 36-3692698

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 (Commission File Number)                (I.R.S. Employer Identification No.)


         125 Lincoln Avenue, Santa Fe, New Mexico                 87501
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        (Address of Principal Executive Offices)                (Zip Code)


                                 (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)

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
Item 2.     Acquisition or Disposition of Assets

         On February 28, 2001, Security Capital and Archstone Communities Trust ("Archstone") closed a Purchase and Sale Agreement dated February 15, 2001 (the "Purchase and Sale Agreement") under which Archstone purchased and Security Capital sold 2,264,826 common shares of beneficial interest of Archstone (the "Common Shares") for $50,000,000. The closing of the Purchase and Sale Agreement was contingent on the closing of the Underwriting Agreement described below.

         In connection with the closing of the Purchase and Sale Agreement, Security Capital and Archstone executed Amendment No. 3 to the Third Amended and Restated Investor Agreement (the "Investor Agreement") under which the parties agreed to terminate all provisions of the Investor Agreement except for Security Capital's registration rights and indemnification rights for any remaining Common Shares beneficially owned by Security Capital. At the closing of the Purchase and Sale Agreement, C. Ronald Blankenship and John T. Kelley, III, who had been Security Capital's designees to Archstone's Board of Trustees under the Investor Agreement, resigned as Trustees of Archstone.

         On February 28,  2001,  Security  Capital,  pursuant to the terms of an
Underwriting Agreement dated February 22, 2001, among Security Capital, Archstone and the Underwriters named therein, sold 29,455,640 Common Shares to the Underwriters for $22.07675 per share, and the Underwriters made an underwritten public offering of those shares at a price to the public of $23.30 per share. The closing of the Underwriting Agreement was contingent on the closing of the Purchase and Sale Agreement.

         Security Capital currently owns less than .01% of the outstanding Common Shares. As a result of these transactions, Security Capital no longer controls Archstone, is no longer an affiliate of Archstone, is no longer the principal shareholder of Archstone, no longer has any designees on Archstone's Board of Trustees, and will no longer have any role in the direction of Archstone. These transactions were undertaken as part of Security Capital's previously announced strategy of simplifying its organization and focusing its capital on a few real estate companies which meet its defined investment criteria.

         Security Capital used $500,000,000 from the proceeds of these sales to repay its term loan and the term loan has been retired.

Item 7.    Financial Statements and Exhibits

           (a)  Financial Statements

                None

           (b)  Pro Forma Financial Information

                Unaudited Pro Forma Condensed Consolidated Balance Sheet  as  of
                  December 31, 2000
                Unaudited Pro Forma Condensed Consolidated Statement
                  of Operations for the nine months ended September 30, 2000 and the year ended December 31, 1999
                Notes to Unaudited Pro Forma Condensed Consolidated
                  Financial Statements

           (c)  Exhibits

Exhibit
  No.      Document Designation

  1        Press  release  of   Security   Capital   Group   Incorporated  dated
           February 28, 2001

  2 Underwriting Agreement, dated as of February 22, 2001, among Security Capital, Archstone Communities Trust and the Underwriters named therein

  3 Purchase and Sale Agreement dated as of February 15, 2001, between Archstone Communities Trust and Security Capital Group Incorporated

  4 Form of Amendment No. 3 to the Third Amended and Restated Investor Agreement, by and between Archstone Communities Trust and Security Capital, dated as of September 9, 1997, and amended by Amendment No.1 thereto dated as of July 7, 1998, and amended by Amendment No.2 thereto dated as of July 29, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SECURITY CAPITAL GROUP INCORPORATED



                                      By:    ___________________________________
                                             Jeffrey A. Klopf
                                             Senior Vice President and Secretary

Dated:   March 12, 2001

                               INDEX TO EXHIBITS

1        Press   Release   of   Security   Capital   Group   Incorporated  dated
         February 28, 2001

2 Underwriting Agreement, dated as of February 22, 2001, among Security Capital, Archstone Communities Trust and the Underwriters named therein (previously filed as Exhibit 1 to the Schedule 13D amendment filed by Security Capital in relation to Archstone Communities Trust on February 28, 2001 which is incorporated by reference)

3 Purchase and Sale Agreement dated as of February 15, 2001, between Archstone Communities Trust and Security Capital Group Incorporated (previously filed as Exhibit 99.1 to Archstone Communities Trust Form 8-K dated February 15, 2001, which is incorporated by reference)

4 Form of Amendment No. 3 to the Third Amended and Restated Investor Agreement, by and between Archstone Communities Trust and Security Capital, dated as of September 9, 1997, and amended by Amendment No. 1 thereto dated as of July 7, 1998 and amended by Amendment No. 2 thereto dated as of July 29, 2000 (previously filed as Exhibit 99.2 to Archstone Communities Trust Form 8-K dated February 15, 2001, which is incorporated by reference)

                       Security Capital Group Incorporated
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 2000
                                 (in thousands)

                                                Pro Forma after giving
                                                 effect to the merger     Impact of Sale of
        Assets                                   with U.S. Realty (a)     Archstone shares         Pro Forma
-----------------------                         ----------------------    -----------------       -----------
Investments, at equity:
   Archstone Communities Trust                              $ 549,546          (549,546) (b)      $         -
   ProLogis Trust                                             560,698                     -           560,698
   Security Capital European Realty                           377,529                     -           377,529
   Security Capital Preferred Growth
     Incorporated                                              90,662                     -            90,662
   U.S. Realty                                                      -                     -                 -
   SC-US Real Estate Shares                                    14,351                     -            14,351
   CarrAmerica Realty Corporation                             723,371                     -           723,371
   City Center Retail Trust                                         -                     -                 -
   CWS Communities Trust                                            -                     -                 -
   Regency Realty Corporation                                       -                     -                 -
   Storage USA, Inc.                                          300,008                     -           300,008
   Urban Growth Property Trust                                      -                     -                 -

Real estate, less accumulated
   depreciation                                             4,763,777                     -         4,763,777

Investments in publicly traded real
   estate securities, at market value                          10,148                     -            10,148

Cash and cash equivalents                                     102,615                     -           102,615
Other assets                                                  290,412                     -           290,412
                                                          -----------            ----------        ----------
     Total assets                                         $ 7,783,117            $ (549,546)       $7,233,571
                                                          ===========            ==========        ==========

Lines of credit                                             $ 605,224              (174,535)(b)     $ 430,689
Transaction loan                                              530,000              (530,000)(b)             -
Mortgage notes payable                                        784,527                     -           784,527
Long-term debt                                              1,219,721                     -         1,219,721
Convertible debentures                                        230,742                     -           230,742
Capital lease obligations                                     138,012                     -           138,012
Accounts payable and accrued expenses                         249,884                     -           249,884
Deferred tax liability                                          6,080                (4,869)(c)         1,211
                                                          -----------            ----------        ----------
     Total liabilities                                      3,764,190              (709,404)        3,054,786

Minority interests                                            974,122                     -           974,122

Shareholders' equity:
   Class A common shares                                           11                     -                11
   Class B common shares                                          940                     -               940
   Series B preferred shares                                  257,642                     -           257,642
   Additional paid-in capital                               2,977,406                     -         2,977,406
   Accumulated other comprehensive income                     (50,091)                    -           (50,091)
   Accumulated deficit                                       (141,103)              159,858 (d)        18,755
   U.S. Realty's equity                                             -                     -                 -
                                                          -----------            ----------        ----------
     Total shareholders' equity                             3,044,805               159,858         3,204,663
                                                          -----------            ----------        ----------
     Total liabilities and shareholders' equity           $ 7,783,117            $ (549,546)       $7,233,571
                                                          ===========            ==========        ==========

     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

                       Security Capital Group Incorporated
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      Nine months ended September 30, 2000
                     (in thousands except per share amounts)


                                                Pro Forma after giving
                                                 effect to the merger     Impact of Sale of
                                                  with U.S. Realty (a)     Archstone shares        Pro Forma
                                                ----------------------    -----------------       -----------
Income:
   Equity in earnings (loss) of:
      Archstone Communities Trust               $              71,361     $      (71,361)(e)      $       -
      ProLogis Trust                                           34,539                -                 34,539
      Security Capital European Realty                          1,968                -                  1,968
      Security Capital Preferred Growth
        Incorporated                                           18,861                -                 18,861
      U.S. Realty                                                 -                  -                    -
      SC-US Real Estate Shares                                  6,077                -                  6,077
      CarrAmerica Realty Corporation                           57,794                -                 57,794
      City Center Retail Trust                                    -                  -                    -
      CWS Communities Trust                                       -                  -                    -
      Regency Realty Corporation                                  -                  -                    -
      Storage USA, Inc.                                        19,677                -                 19,677
      Urban Growth Property Trust                                 -                  -                    -
      Withholding tax                                             -                  -                    -
   Realized capital gains (losses)                            125,308           (125,901)(f)             (593)
   Change in unrealized gain (loss)                              (165)               -                   (165)
   Financial Services Division revenues                        39,893                -                 39,893
   Other income                                                30,054                -                 30,054
   Property revenue                                           530,062                -                530,062
                                                ---------------------     --------------          -----------
      Total income                                            935,429           (197,262)             738,167
                                                ---------------------     --------------          -----------
Expenses:
   Financial Service Division expenses                         51,574                -                 51,574
   Operating advisor fees                                         -                  -                      -
   General, administrative and other expenses                  56,654                -                 56,654
   Depreciation and amortization                               91,977                -                 91,977
   Interest expense                                           197,525            (54,554)(g)          142,971
   Property expenses                                          164,491                -                164,491
   Homestead special charge                                    (1,519)               -                 (1,519)
   Provision for loss on real estate                           77,909                -                 77,909
   Losses from disposition of real estate                      16,384                -                 16,384
                                                ---------------------     --------------          -----------
      Total expenses                                          654,995            (54,554)             600,441
                                                ---------------------     --------------          -----------
Earnings from operations before minority
interest and income taxes                                     280,434           (142,708)             137,726

   Minority interests' share in net earnings                  (54,184)                 -              (54,184)
   Income taxes                                               (61,626)            49,948 (h)          (11,678)
                                                ---------------------     --------------          -----------

Earnings from operations                                      164,624            (92,760)              71,864

   Preferred share dividends                                  (15,624)                 -              (15,624)
                                                ---------------------     --------------          -----------
Net earnings from operations
  attributable to common shares                 $             149,000      $     (92,760)         $    56,240
                                                =====================      =============          ===========

Weighted average common shares outstanding:
   Basic                                                      149,170                                 149,170
                                                =====================                             ===========
   Diluted                                                    161,283                                 150,594 (i)
                                                =====================                             ===========
Per share net earnings from operations
  attributable to common shares:
   Basic                                        $                1.00 (j)                         $      0.38
   Diluted                                      $                0.97 (j)                         $      0.37


     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

                       Security Capital Group Incorporated
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year ended December 31, 1999
                     (in thousands except per share amounts)

                                                Pro Forma after giving
                                                 effect to the merger     Impact of Sale of
                                                  with U.S. Realty (a)     Archstone shares        Pro Forma
                                                ----------------------    -----------------       -----------
Income:
   Equity in earnings of:
      Archstone Communities Trust               $               79,700    $      (79,700)(e)      $       -
      ProLogis Trust                                            41,072               -                 41,072
      Security Capital European Realty                          (2,669)              -                 (2,669)
      Security Capital Preferred Growth Incorporated             2,888               -                  2,888
      U.S. Realty                                                  -                 -                    -
      SC-US Real Estate Shares                                  11,247               -                 11,247
      CarrAmerica Realty Corporation                            55,406               -                 55,406
      City Center Retail Trust                                     -                 -                    -
      CWS Communities Trust                                        -                 -                    -
      Regency Realty Corporation                                   -                 -                    -
      Storage USA, Inc.                                         26,450               -                 26,450
      Urban Growth Property Trust                                  -                 -                    -
      Public special opportunity investments                     8,925               -                  8,925
      Withholding tax                                              -                 -                    -
   Realized capital gains (losses)                             (64,198)              -                (64,198)
   Change in unrealized gain (loss)                             (1,114)              -                 (1,114)
   Financial Services Division revenues                         53,714               -                 53,714
   Other income                                                 37,273               -                 37,273
   Property revenue                                            621,231               -                621,231
                                                ----------------------    --------------           ----------
      Total income                                             869,925           (79,700)             790,225
                                                ----------------------    --------------           ----------
Expenses:
   Financial service expenses                                   87,026               -                 87,026
   Operating advisor fees                                          -                 -                    -
   General, administrative, and other expenses                  97,361               -                 97,361
   Depreciation and amortization                               111,303               -                111,303
   Interest expense                                            258,241           (74,666)(g)          183,575
   Property expenses                                           204,741               -                204,741
   Homestead special charge                                     65,296               -                 65,296
   Loss on sale of Strategic Hotel                              55,245               -                 55,245
                                                ----------------------    --------------          -----------
      Total expenses                                           879,213           (74,666)             804,547
                                                ----------------------    --------------          -----------
Loss from operations before minority
interest and income taxes                                       (9,288)           (5,034)             (14,322)

   Minority interests' share in net earnings                   (36,887)              -                (36,887)
   Income taxes                                                (12,556)            1,762 (h)          (10,794)
                                                ----------------------    --------------          -----------
Earnings (loss) from operations                                (58,731)           (3,272)             (62,003)

   Preferred share dividends                                   (20,279)              -                (20,279)
                                                ----------------------    --------------          -----------
Net loss from operations
attributable to common shares                                $ (79,010)   $       (3,272)         $   (82,282)
                                                ======================    ==============          ===========
Weighted average common shares outstanding:
    Basic                                                      159,800                                159,800
                                                ======================                            ===========
    Diluted                                                    159,800                                159,800

Per share net loss from operations
attributable to common shares:
    Basic                                       $                (0.49)                           $     (0.51)
                                                ======================                            ===========
    Diluted                                     $                (0.49)                           $     (0.51)
                                                ======================                            ===========


     The accompanying notes are an integral part of the pro forma condensed consolidated financial statements

                       Security Capital Group Incorporated
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
                     (In Thousands Except Per Share Amounts)


In four  transactions  from April 2000 through  February 2001,  Security Capital
sold   substantially  all  of  its  investment  in  Archstone  stock.  The  four transactions were as follows:

     The April 2000 exchange of 1,590 Archstone shares for $42.5 million principal amount of 6.5% convertible debentures.

     The July 2000 exchange of 17,479 Archstone shares with Archstone for proceeds of $139,952 in cash, net of tax, and the Homestead mortgages with a value of $205,175.

     The December 2000 sale of 3,750 Archstone shares for $77,896 in cash, net of tax.

     The February 2001 sale of 31,720 Archstone shares for $626,639 in cash, net of tax. The taxes on this transaction are preliminary estimates, may change materially, and will not be finalized until later in 2001.

The accompanying pro forma financial statements assume that the two transactions that occurred subsequent to September 30, 2000 occurred on September 30, 2000 for balance sheet purposes and that all four transactions occurred prior to January 1, 1999 for statement of operations purposes.

The sale of Archstone shares impacts the amounts recorded for equity in earnings of Archstone, the dividends received from Archstone, interest expense on Security Capital's outstanding debt, and income tax expense.

(a) On January 16, 2001, Security Capital merged with Security Capital U.S. Realty. For a description of this transaction and the pro forma adjustments refer to Amendment No. 1 to Form S-4 filed by Security Capital Group with the Securities and Exchange Commission on December 6, 2000.

(b) Represents adjustment to record the December 2000 and February 2001 sales of Archstone stock. The net proceeds of $704,535 were used to pay off the $530,000 remaining balance on the transaction loan with the remainder used to pay down the line of credit balance.

(c) Represents the impact on deferred taxes from the sale of Archstone stock.

(d) Represents the gains recognized on the sale of Archstone stock described in note (b).

(e) Represents the adjustment to eliminate the equity in earnings of Archstone.

(f) During 2000, Security Capital recognized gains of $125,901 on the April and July 2000 sales of Archstone stock. For purposes of the pro forma financial statements, these sales are assumed to have taken place prior to January 1, 1999 and the gains are eliminated from the 2000 pro forma statement of operations.

(g) As described in note (b), the proceeds are assumed to pay off the balance on the transaction loan and pay down the line of credit balance. In addition, Security Capital would have had to borrow to replace the dividends received from Archstone. This adjustment represents the change in interest expense due to the changes in borrowings.

                                             For the                For the
                                        Nine Months Ended         Year Ended
                                        September 30, 2000     December 31, 1999
                                        -------------------    -----------------
Impact on interest expense due to:

   April 2000 exchange for 6.5%
   convertible debentures                            $ 806               $ 2,763

   July 2000 exchange for cash and
   Homestead 9% convertible
   mortgage notes (1)                               15,361                29,196

   December 2000 sale for cash (1)                   4,417                 5,009

   February 2001 sale for cash (1)                  35,530                40,293

   Additional  borrowings  necessary  to
   replace  the  dividends  received  by
   Archstone ($55,040 for the nine months
   ended September 30, 2000 and $80,720
   for the year ended December 31, 1999) (1)        (1,560)               (2,595)
                                        ------------------      ----------------
   Net decrease in interest expense               $ 54,554              $ 74,666
                                        ------------------      ----------------

(1) Computed using Security Capital's actual weighted average interest rate of 7.56% for the nine months ended September 30, 2000 and 6.43% for the year ended December 31, 1999.

(h)  Reduction in income taxes at the statutory tax rate of 35%.

(i) The convertible debentures and Series B preferred shares are not dilutive under the pro forma net earnings from operations attributable to common shares.

(j) Excluding the gain on sale of Archstone stock, net of tax, basic end net income diluted would be $0.45 per share for basic and diluted.